Scudder Short Term Global Income Fund

Supplement to Prospectus
dated March 1, 1995

The following text replaces the section entitled "Shareholder benefits--A team approach to investing."

Scudder Short Term Global Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Adam M. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies in November 1995. Mr. Greshin joined Scudder in 1986 as an international bond analyst and is Product Leader for Scudder's global and international fixed-income investing. Gary P. Johnson, Portfolio Manager, concentrates on the Fund's hedging strategies and research, a role he has filled since the Fund commenced operations. Mr. Johnson joined Scudder in 1987 and has worked with quantitative analysis and strategic trading since 1982.

November 13, 1995

November 13, 1995


Dear Scudder Investor,

   The prospectus  supplement on the reverse side is to inform you that Margaret
R. Craddock, formerly a Portfolio Manager of Scudder Short Term Global Income Fund, has left Scudder, Stevens & Clark, Inc. We thank Ms. Craddock for her contributions to the Fund and wish her well.

   We welcome Adam M. Greshin as the new Lead Portfolio Manager of Scudder Short Term Global Income Fund. Mr. Greshin, who rejoined the Fund as a Portfolio Manager earlier in 1995, was involved in the original design of the Fund and was a member of the Fund's portfolio management team from 1991 to 1993.

   If you have any questions, please call us at 1-800-225-2470, between 8 a.m. and 8 p.m. eastern time, Monday through Friday. We will be happy to assist you.

Sincerely,

/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.




This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.

(over please)